FIXED INCOME FUND
                                  ANNUAL REPORT

                           IAI INSTITUTIONAL BOND FUND

                                NOVEMBER 30, 1997




                                     [LOGO]
                                       IAI
                                  MUTUAL FUNDS

                                TABLE OF CONTENTS
                           IAI INSTITUTIONAL BOND FUND


                                  ANNUAL REPORT
                                NOVEMBER 30, 1997


  Chairman's Letter.............................. 2

  Fund Managers' Review.......................... 4

  Fund Portfolio................................. 6

  Notes to Fund Portfolio....................... 11

  Statement of Assets and Liabilities........... 12

  Statement of Operations....................... 13

  Statement of Changes in Net Assets............ 14

  Financial Highlights.......................... 15

  Notes to Financial Statements................. 16

  Independent Auditors' Report.................. 22

  Federal Tax Information....................... 23

  IAI Mutual Fund Family........................ 24

  Adviser, Custodian, Legal Counsel,
  Independent Auditors,
  Directors...................... Inside Back Cover

                                CHAIRMAN'S LETTER
                           IAI INSTITUTIONAL BOND FUND


A DAY FOR BUYING OPPORTUNITIES


[PHOTO]
NOEL P. RAHN
CHAIRMAN


In life, traumatic events grip our attention, sometimes compelling us to make quick decisions, often rewarding us for remaining calm. As time passes, we collect ourselves and attain a perspective.

The stock market is a case in point. The last few days of October broke records for points lost and gained--and for trading volume, which reached a billion shares per day. But now that we've had some time to reflect, what really happened? And what does it mean over the long term?

The problem began in Southeast Asia, as those booming economies increasingly became overbuilt. Investors, seeing trouble ahead, withdrew their money, causing downward pressure on currencies in Thailand and Malaysia. The governments attempted to boost their currencies by raising interest rates. That caused investors in these fragile stock markets to flee. Once the panic spread to Hong Kong, investors throughout the world reacted.

In the United States, investors who were having a good year so far in 1997 decided to lock in their profits. Many of the best performers in recent years, such as technology companies which do a great deal of business in Asia, were hit hard. Small capitalization stocks held up better, as did large cap companies such as retailers who do their business exclusively in the United States.

The October 27 sell-off was inevitably compared with the stock market of 1987. But there really was no comparison. In percentage terms, this year's fireworks amounted to a 7% drop. In comparison, the 1987 sell-off was 22% in one day.

But there are other fundamental differences too, which make the events of October 27, 1997, much less worrisome. Ten years ago, inflation was in the mid-single digits and rising. Today, some economists would argue that there is no inflation at all--in fact, there even may be deflation. In 1987, interest rates were in the double digits and rising. Today, the 30-year U.S. Treasury bond yields about 6%. In 1987, the federal budget deficit was mushrooming. Today, the deficit has virtually been wiped out, and there's talk of a surplus. The American economy is much stronger today than it was a decade ago.

Perhaps most importantly, investors, rather than running scared and selling at the bottom, increasingly look at days like October 27 as a buying opportunity.

Even with the events of late October, the stock market has turned in an above-average performance for 1997. Historically, stocks have produced average annual returns of 10-12%. Viewed over this decade, and since the bull market began in 1982, investors have enjoyed truly excellent results.

We believe the turmoil that occurred on October 27 will prove to be a relatively minor event. True, it was a very strong reaction to external events. But the environment continues to be a good one for U.S. investors. The economy continues to grow at a 3-4% rate without inflation. Interest rates are low and corporate profits continue to grow, although more slowly than in recent years. And the markets in Asia appear to have stabilized for now.

The recent volatility is a great reminder to dollar-cost average into the markets. Mutual funds make it easy to invest a fixed amount of money periodically. When the market is down, that fixed investment buys more shares at bargain prices. Such an automatic process allows you to keep your long-term perspective when days like October 27 inevitably occur.

                                CHAIRMAN'S LETTER
                           IAI INSTITUTIONAL BOND FUND


ECONOMIC OUTLOOK

A summary of economic outlook as provided by Larry Hill, IAI's Chief Fixed Income Officer, is presented below.

Fundamentally, the U.S. economy remains in good shape. Growth is relatively high, inflation is low, interest rates have fallen, the unemployment rate is at its lowest level since the early 1970s and consumer confidence is near a record high. Moreover, above trend growth and low inflation have essentially eliminated the federal budget deficit. In addition, many states are experiencing surpluses which are likely to be spent or rebated to taxpayers. The Fed is providing ample liquidity and is unlikely to change this stance in the near future.

Despite these favorable domestic trends, Asian turmoil remains a major uncertainty facing the economy in the first half of 1998. The worst of the liquidity crises in that region is probably over. Yet the economic fallout within the region still lies ahead. While many analysts fear these problems will seriously impact the global economy, we believe the results will be much less severe. For the U.S. economy, final demand should remain firm. Thus, we expect growth to slow only marginally as a result of Asian events. However, distressed Asian sellers will put fierce competitive pressures on manufacturing and commodity based industries around the world. As a result, inflation in the U.S. will remain below 2% for the first half of the year. Further growth, low inflation and low interest rates will continue to provide a favorable background for the financial markets in the months ahead.

Please read the Fund Managers' Review, which follows this letter, for a detailed perspective on the Funds' performance and our strategy going forward. We appreciate your continued trust and confidence in IAI. If there is any way we can serve you better, please let us know by calling our toll-free Investor Services Hotline at 1-800-945-3863.

Sincerely,

/s/ Noel P. Rahn

Noel P. Rahn
Chairman

                              FUND MANAGERS' REVIEW
                           IAI INSTITUTIONAL BOND FUND


IAI INSTITUTIONAL BOND FUND

[PHOTO]
LARRY R. HILL, CFA
IAI INSTITUTIONAL BOND
FUND CO-MANAGER


[PHOTO]
TIMOTHY A. PALMER, CFA
IAI INSTITUTIONAL BOND
FUND CO-MANAGER


[PHOTO]
SCOTT A. BETTIN, CFA
IAI INSTITUTIONAL BOND
FUND CO-MANAGER


WHAT IS THE FUND'S OBJECTIVE?

The IAI Institutional Bond Fund seeks to provide a high level of total return derived from a combination of capital appreciation and current income. This objective is pursued by investing primarily in a diversified portfolio of U.S. Government securities and investment- and non-investment- grade bonds and other debt securities of similar quality. The Fund invests in a variety of maturities and sectors which are varied depending on relative values in the marketplace at a given point in time.

HOW HAS THE FUND PERFORMED?

The IAI Institutional Bond Fund gained 5.97% for the year ended November 30, 1997, while the Salomon Broad Investment Grade Bond Index, its benchmark, returned 7.56% for the same period.

WERE THERE ANY SIGNIFICANT CHANGES?

The interest rate sensitivity of the Fund was reduced in August, but increased in October following the flight-to-quality precipitated by the turmoil in Southeast Asian markets. The Fund's exposure to Mortgage-backed securities remained above the benchmark to take advantage of wider spreads. In addition, the Corporate bond positions were reduced in the final quarter and non-dollar bond exposure remained modest.

CAN YOU POINT TO ANY SPECIFIC MARKET FACTORS THAT INFLUENCED THE FUND'S PERFORMANCE?

The biggest event during the past year was the collapse of several Asian markets. Investors fled these countries in search of more stable and secure investments. Supporting the rally was the continuation of non-inflationary economic growth. From the end of August to the end of October, interest rates fell 1/2% in response to this flight-to-quality. The Fund's shorter, more conservative duration strategy and the underperformance of the Fund's corporate bond holdings contributed to the Fund's underperformance during this period.

WHAT IS YOUR OUTLOOK FOR THE FUND?

Above average economic growth should persist, although expectations will be dampened by financial market turbulence, particularly in Asia. Asian markets continue to be volatile and recovery in those economies will be several quarters in the future. However, as overseas markets stabilize, cyclical inflationary pressures will re-emerge. Tight labor market conditions will continue to be a concern for the market. Fed policy is still focused on controlling inflation. We remain neutral to constructive on the bond market but are very conscious that the next major move in rates is likely to be higher rather than lower. Given today's lower yields and the probable direction of interest rates, a lower return in 1998 is likely.

                              FUND MANAGERS' REVIEW
                           IAI INSTITUTIONAL BOND FUND


VALUE OF $2,000,000 INVESTMENT+

                              [PLOT POINTS GRAPH]

                   IAI INSTITUTIONAL BOND         SALOMON BROAD INVESTMENT
                  FUND (INCEPTION 11/01/93)           GRADE BOND INDEX
11/1/93                   2,000,000                       2,000,000
11/30/94                  1,885,303                       1,922,902
11/30/95                  2,167,191                       2,265,744
11/30/96                  2,328,322                       2,401,191
11/30/97                  2,467,753                       2,582,697


AVERAGE ANNUAL RETURNS+
THROUGH 11/30/97

                                                                 Since Inception
                                                      1 Year         11/01/93
================================================================================
   IAI INSTITUTIONAL
      BOND FUND                                       5.97%           5.28%
--------------------------------------------------------------------------------
   Salomon Broad Investment
        Grade Bond Index                              7.56%           6.46%

+  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


SECTORS
% OF PORTFOLIO AS OF 11/30/97

[PIE CHART]

   U.S. Government & Government Agency       23%
                       Preferred Stock        2%
U.S. Government Agency Mortgage-Backed       38%
                            Short-Term        7%
                             Corporate       11%
                          Asset-Backed       14%
                   Foreign Denominated        5%


EFFECTIVE MATURITY
% OF PORTFOLIO AS OF 11/30/97

[BAR CHART]

YEARS

0-3            19%
3-5            15%
5-10           40%
10-20          12%
20+            14%


NOTE TO CHAIRMAN'S LETTER & FUND MANAGERS' REVIEW

PERFORMANCE DATA FOR THE IAI INSTITUTIONAL BOND FUND INCLUDES CHANGES IN SHARE PRICE AND REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE FUND'S INVESTMENT RETURN, YIELD AND PRINCIPAL MAY FLUCTUATE, SO THAT WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES, IS AVAILABLE IN THE PRO SPECTUS. PLEASE READ THE FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING. ALL INDICES CITED ARE UNMANAGED, AND ARE EITHER TRADEMARKS, REGISTERED TRADEMARKS OR COPYRIGHTS OF THEIR RESPECTIVE SPONSORING COMPANIES.


CREDIT RATING
% OF PORTFOLIO AS OF 11/30/97

U.S. Government..............65%

Aaa..........................21%

Aa............................1%

A.............................2%

Baa...........................7%

Non-Investment Grade..........4%

                                 FUND PORTFOLIO
                           IAI INSTITUTIONAL BOND FUND


                                NOVEMBER 30, 1997
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)


CORPORATE BONDS - 11.1%

                                                                            Principal         Market
                                                     Rate      Maturity      Amount          Value (a)
------------------------------------------------------------------------------------------------------
FINANCIAL - 3.6%
Associates (e)                                       6.45%     09/15/00   $   900,000    $     904,203
AT&T Capital (MEDIUM-TERM NOTE)                      6.41      08/13/99     1,000,000        1,002,520
Gatx Capital                                         6.88      11/01/04       160,000          160,696
Green Tree Financial Series A (MEDIUM-TERM NOTE)     6.50      09/26/02       650,000          642,688
Lehman Brothers                                      7.38      05/15/04       250,000          257,072
PYCSA Panama (YANKEE) (e) (f)                       10.28      12/15/12     1,000,000          955,060
                                                                                         -------------
                                                                                             3,922,239
------------------------------------------------------------------------------------------------------
INDUSTRIAL - 6.5%
Ameriserv Food Distributor (e)                       8.88      10/15/06       300,000          300,000
Cablevision Systems (e)                              8.13      08/15/09     1,500,000        1,526,250
Canadian Forest Oil (YANKEE) (e) (f)                 8.75      09/15/07       700,000          703,942
Fort James                                           6.88      09/15/07       620,000          621,612
IMC Global                                           9.45      12/15/11        30,000           37,229
Kitty Hawk (e)                                       9.95      11/15/04       290,000          291,450
Lasmo                                                7.30      11/15/27       250,000          253,400
Nextlink Communications                              9.63      10/01/07       350,000          352,625
Time Warner Entertainment                            8.38      07/15/33     1,500,000        1,679,280
Transamerica Capital III (e)                         7.63      11/15/37     1,000,000        1,019,810
Ultramar Diamond Shamrock                            7.20      10/15/17       250,000          253,458
                                                                                         -------------
                                                                                             7,039,056
------------------------------------------------------------------------------------------------------
UTILITIES - 1.0%
SBC Communications                                   6.63      11/01/09       840,000          839,832
Utilicorp United                                     6.88      10/01/04       290,000          290,351
                                                                                         -------------
                                                                                             1,130,183
======================================================================================================
TOTAL INVESTMENTS IN CORPORATE BONDS
(COST: $12,051,313) ...................................................................  $  12,091,478
======================================================================================================


                    SEE ACCOMPANYING NOTES TO FUND PORTFOLIO

                                 FUND PORTFOLIO
                           IAI INSTITUTIONAL BOND FUND


                                NOVEMBER 30, 1997


U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS - 24.2%

                                                                              Principal        Market
                                                          Rate     Maturity     Amount        Value (a)
-------------------------------------------------------------------------------------------------------
U.S. TREASURY NOTES - 7.3%
                                                          6.38%    04/30/99   $2,180,000    $   2,198,050
                                                          7.75     01/31/00    1,400,000        1,454,250
                                                          5.75     08/15/03    1,100,000        1,093,125
                                                          6.50     08/15/05    1,350,000        1,398,722
                                                          5.63     02/15/06    1,790,000        1,756,992
                                                                                            -------------
                                                                                                7,901,139
---------------------------------------------------------------------------------------------------------
U.S. TREASURY BONDS - 9.5%
                                                          7.50     11/15/16    2,230,000        2,570,075
                                                          6.13     11/15/27    7,620,000        7,705,725
                                                                                            -------------
                                                                                               10,275,800
---------------------------------------------------------------------------------------------------------
U.S. TREASURY STRIP - 4.8%
U.S. Treasury STRIP (ZERO COUPON)                         6.19(h)  11/15/09   10,800,000        5,265,325
---------------------------------------------------------------------------------------------------------
U.S. TREASURY INFLATION INDEX NOTE - 1.1%
                                                          3.38     01/15/07    1,179,952(g)     1,164,649
---------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 1.5%
Federal National Mortgage Association (MEDIUM-TERM NOTE)  7.02     07/03/07    1,300,000        1,327,222
Federal National Mortgage Association (MEDIUM-TERM NOTE)  6.90     08/21/07      270,000          274,093
                                                                                            -------------
                                                                                                1,601,315
=========================================================================================================
TOTAL INVESTMENTS IN U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS
(COST: $26,111,164) .....................................................................   $  26,208,228
=========================================================================================================


                    SEE ACCOMPANYING NOTES TO FUND PORTFOLIO

                                 FUND PORTFOLIO
                           IAI INSTITUTIONAL BOND FUND

                                NOVEMBER 30, 1997


U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 40.3%

                                                                                     Principal       Market
                                                               Rate     Maturity       Amount       Value (a)
--------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION - 0.8%
                                                               8.00%    08/01/08    $       609   $        623
   Series 1921 Class J (COLLATERALIZED MORTGAGE OBLIGATION)    6.50     09/15/24        900,000        874,962
                                                                                                  ------------
                                                                                                       875,585
--------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION GOLD - 12.2%
                                                               6.50     03/02/11      1,153,352      1,155,150
                                                               6.00     04/01/11      1,702,477      1,676,395
                                                               7.50     06/01/12      1,967,471      2,012,959
                                                               7.50     07/01/12      1,937,236      1,982,025
                                                               9.50     12/01/22        102,426        111,163
                                                               6.50     04/01/26      2,747,376      2,701,880
                                                               7.00     11/01/26      3,542,484      3,561,295
                                                                                                  ------------
                                                                                                    13,200,867
--------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 20.3%
                                                               6.60     12/01/03      1,182,926      1,194,941
                                                               9.00     06/01/17      2,060,079      2,216,171
   Series 1996-39 Class C (COLLATERALIZED MORTGAGE OBLIGATION) 6.00     12/25/24      1,540,000      1,454,807
                                                               6.50     05/01/26      2,373,861      2,331,583
                                                               7.50     12/01/27(b)   5,250,000      5,355,000
                                                               7.00     09/01/27      4,295,119      4,303,151
                                                               8.00     11/01/27      4,950,000      5,118,597
                                                                                                  ------------
                                                                                                    21,974,250
--------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION DWARF - 1.6%
                                                               7.00     08/01/11        813,760        823,761
                                                               6.50     12/15/12(b)     960,000        956,698
                                                                                                  ------------
                                                                                                     1,780,459
--------------------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 5.4%
                                                               9.00     11/15/17        719,033        779,245
                                                               7.00     12/15/23      1,005,270      1,011,232
                                                               8.00     12/15/23      1,574,935      1,637,932
                                                               6.50     10/15/24      1,282,192      1,265,369
                                                               7.50     01/15/26      1,105,423      1,127,675
                                                                                                  ------------
                                                                                                     5,821,453
==============================================================================================================
TOTAL INVESTMENTS IN U.S. GOVERNMENT AGENCY MORTGAGE=BACKED SECURITIES
(COST: $43,147,817) ...........................................................................   $ 43,652,614
==============================================================================================================


                    SEE ACCOMPANYING NOTES TO FUND PORTFOLIO

                                 FUND PORTFOLIO
                           IAI INSTITUTIONAL BOND FUND

                                NOVEMBER 30, 1997


ASSET-BACKED SECURITIES - 14.5%

                                                                                     Principal        Market
                                                               Rate     Maturity       Amount        Value (a)
--------------------------------------------------------------------------------------------------------------
AUTO LOAN RELATED - 7.1%
AESOP Funding II 97-1 A2 (e)                                   6.40%    10/20/03    $ 1,500,000   $  1,512,090
Chase Manhattan Auto Owner Trust 97-B A3                       6.35     02/15/01        820,000        823,879
Ford Credit Auto Lease Trust 96-1 A2                           5.80     05/15/99      1,375,215      1,371,832
Premier Auto Trust 97-2 A5                                     6.32     03/06/02      4,000,000      4,002,480
                                                                                                  ------------
                                                                                                     7,710,281
--------------------------------------------------------------------------------------------------------------
CREDIT CARD RELATED - 3.4%
Citibank Credit Card Master Trust I 97-6 A (ZERO COUPON)       4.97(h)  08/16/06      2,000,000      1,291,808
Dayton Hudson Credit Card Master Trust 95-1 A                  6.10     02/25/02      1,940,000      1,941,455
Discover Card Master Trust I 94-2 A                            5.98     10/16/04        520,000        523,411
                                                                                                  ------------
                                                                                                     3,756,674
--------------------------------------------------------------------------------------------------------------
EQUIPMENT LOAN RELATED - 0.4%
Capital Equipment Receivables Trust 96-1 A3                    6.11     07/15/99        410,000        410,279
--------------------------------------------------------------------------------------------------------------
HOME LOANS - 3.6%
Associates Manufactured Housing 97-2 A3                        6.28     03/15/28      3,860,000      3,850,350
==============================================================================================================
TOTAL INVESTMENTS IN ASSET-BACKED SECURITIES
(COST: $15,726,278) ...........................................................................   $ 15,727,584
==============================================================================================================

FOREIGN DENOMINATED BONDS - 5.2%

                                                                                     Principal        Market
                                                               Rate     Maturity     Amount (d)      Value (a)
--------------------------------------------------------------------------------------------------------------
GOVERNMENT & GOVERNMENT AGENCY - 2.7%
Federal National Mortgage Association
   Global (New Zealand Dollar)                                 7.00%    09/26/00      2,500,000   $  1,523,496
New Zealand Government (NEW ZEALAND DOLLAR)                    6.50     02/15/00      1,600,000        979,498
New Zealand Government (NEW ZEALAND DOLLAR)                    8.00     02/15/01        700,000        445,822
                                                                                                  ------------
                                                                                                     2,948,816
--------------------------------------------------------------------------------------------------------------
CORPORATE - 2.5%
Greater Toronto Airport (CANADIAN DOLLAR)                      6.45     12/03/27      3,900,000      2,717,808
==============================================================================================================
TOTAL INVESTMENTS IN FOREIGN DENOMINATED BONDS
(COST: $5,847,742) ............................................................................   $  5,666,624
==============================================================================================================


                    SEE ACCOMPANYING NOTES TO FUND PORTFOLIO

                                 FUND PORTFOLIO
                           IAI INSTITUTIONAL BOND FUND


                                NOVEMBER 30, 1997


NON-CONVERTIBLE PREFERRED STOCKS - 2.3%

                                                                                                      Market
                                                                        Rate          Quantity       Value (a)
--------------------------------------------------------------------------------------------------------------
FINANCIAL - 2.3%
SI Financing Trust I                                                    2.38%          90,000     $  2,441,250
==============================================================================================================
TOTAL INVESTMENTS IN NON-CONVERTIBLE PREFERRED STOCKS
(COST: $2,288,187) ............................................................................   $  2,441,250
==============================================================================================================
TOTAL INVESTMENTS IN LONG-TERM SECURITIES
(COST: $105,172,501) ..........................................................................   $105,787,778
==============================================================================================================

SHORT-TERM SECURITIES - 7.4%

                                                                                      Principal        Market
                                                               Rate     Maturity       Amount        Value (a)
--------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS - 6.3%
Federal Home Loan Mortgage (DISCOUNT NOTE)                     5.60%    12/01/97    $ 2,100,000   $  2,100,000
Federal National Mortgage Association (DISCOUNT NOTE)          5.55     12/15/97      4,300,000      4,290,719
U.S. Treasury Bill                                             5.05     12/04/97        400,000(c)     399,832
--------------------------------------------------------------------------------------------------------------
                                                                                                     6,790,551

--------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER - 1.1%
Allied Signal (Industrial) (e)                                 5.57     12/19/97      1,200,000      1,196,658
==============================================================================================================
TOTAL INVESTMENTS IN SHORT-TERM SECURITIES
(COST: $7,987,213).............................................................................   $  7,987,209
==============================================================================================================
TOTAL INVESTMENTS IN SECURITIES
(COST: $113,159,714) (i).......................................................................   $113,774,987
==============================================================================================================
OTHER ASSETS & LIABILITIES (NET) - (5.0%)
 ..............................................................................................   $ (5,408,035)
==============================================================================================================
TOTAL NET ASSETS
 ..............................................................................................   $108,366,952
==============================================================================================================


                    SEE ACCOMPANYING NOTES TO FUND PORTFOLIO

                             NOTES TO FUND PORTFOLIO
                           IAI INSTITUTIONAL BOND FUND


                                NOVEMBER 30, 1997


                                       (a)

Market value of securities is determined as described in Note 1 to the financial statements, under "Security Valuation."

                                       (b)

Purchased on a when-issued basis. At November 30, 1997, the total cost of securities purchased on a when-issued basis was $6,284,109.

                                       (c)

Security is partially pledged to cover initial margin on open futures contracts (see Note 5 to financial statements).

                                       (d)

Foreign security cost and market values are stated in U.S. dollars. Principal amounts are denominated in the foreign currency indicated parenthetically.

                                       (e)

Represents security sold within terms of a private placement memorandum exempt from registration under Section 144A or 4(2) of the Securities Act of 1933. These issues may only be sold to other qualified institutional buyers, and are considered liquid under guidelines established by the Board of Directors.

                                       (f)

Yankee represents dollar-denominated bonds issued in the United States by foreign banks and corporations.

                                       (g)

Principal amounts of Inflation Index Notes change based on increase or decrease of the Consumer Price Index.

                                       (h)

Interest rate shown represents yield-to-maturity at date of purchase.

                                       (i)

At November 30, 1997, the cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:


   Cost for federal income tax purposes..............    $   113,178,596
                                                       ===================

   Gross unrealized appreciation.....................    $       852,228

   Gross unrealized depreciation.....................           (255,837)
                                                       -------------------
   Net unrealized appreciation.......................    $       596,391
                                                       ===================

                       STATEMENT OF ASSETS AND LIABILITIES
                           IAI INSTITUTIONAL BOND FUND


                                NOVEMBER 30, 1997


---------------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities, at market
     (Cost: $113,159,714) (see Fund Portfolio)                                                   $ 113,774,987
Cash in bank on demand deposit                                                                          85,631
Cash denominated in foreign currency (Cost: $2,734,785)                                              2,727,899
Receivable for investment securities sold                                                            2,456,327
Accrued interest and dividends receivable                                                              758,387
Unrealized appreciation on foreign currency contracts held, at value (Note 7)                           59,855
---------------------------------------------------------------------------------------------------------------
     TOTAL ASSETS                                                                                  119,863,086
---------------------------------------------------------------------------------------------------------------

LIABILITIES
Payable for investment securities purchased                                                          5,204,991
Payable for investment securities purchased on a when-issued basis                                   6,284,109
Variation margin payable                                                                                 2,344
Other accrued expenses                                                                                   4,690
---------------------------------------------------------------------------------------------------------------
     TOTAL LIABILITIES                                                                              11,496,134
---------------------------------------------------------------------------------------------------------------
         NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL STOCK                                      $ 108,366,952
===============================================================================================================

REPRESENTED BY:
Capital stock                                                                                    $     114,152
Additional paid-in capital                                                                         107,256,809
Undistributed net investment income                                                                    585,418
Accumulated net realized gains on investments                                                         (215,895)
Unrealized appreciation or depreciation on:
     Investment securities (Note 5)                                               $ 618,992
     Other assets and liabilities denominated in foreign currency                     7,476
                                                                                  ---------
                                                                                                       626,468
---------------------------------------------------------------------------------------------------------------
         TOTAL - REPRESENTING NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL STOCK                 $ 108,366,952
===============================================================================================================

         Shares of capital stock outstanding; authorized 10 billion shares
              of $0.01 par value stock                                                              11,415,204
---------------------------------------------------------------------------------------------------------------

         NET ASSET VALUE PER SHARE OF OUTSTANDING CAPITAL STOCK                                  $        9.49
===============================================================================================================


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                             STATEMENT OF OPERATIONS
                           IAI INSTITUTIONAL BOND FUND


                          YEAR ENDED NOVEMBER 30, 1997


---------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
     INCOME
         Interest (net of foreign income taxes withheld of $27,432)                         $  5,633,170
         Dividends                                                                               213,750
---------------------------------------------------------------------------------------------------------
              TOTAL INCOME                                                                     5,846,920
---------------------------------------------------------------------------------------------------------
     EXPENSES
         Management fees                                                                         437,589
         Compensation of Directors                                                                 9,400
---------------------------------------------------------------------------------------------------------
              TOTAL EXPENSES                                                                     446,989
         Less fees reimbursed by Advisers                                                         (9,400)
---------------------------------------------------------------------------------------------------------
              NET EXPENSES                                                                       437,589
---------------------------------------------------------------------------------------------------------
              NET INVESTMENT INCOME                                                            5,409,331
---------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAINS (LOSSES)
     Net realized gains (losses) on:
         Investment securities                                            $  2,937,786
         Foreign currency transactions                                         716,953
         Futures contracts                                                  (1,297,471)
         Written option contracts closed or expired                            170,054
                                                                          -------------
                                                                                               2,527,322
     Net change in unrealized appreciation or depreciation on:
         Investment securities                                            $ (2,829,194)
         Other assets and liabilities denominated in foreign currency            7,183
         Futures contracts                                                       3,719
                                                                          -------------
                                                                                              (2,818,292)
---------------------------------------------------------------------------------------------------------
              NET LOSS ON INVESTMENTS AND FOREIGN CURRENCY                                      (290,970)
---------------------------------------------------------------------------------------------------------
              NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                          $  5,118,361
=========================================================================================================


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                       STATEMENT OF CHANGES IN NET ASSETS
                           IAI INSTITUTIONAL BOND FUND

                                                                                Year ended             Year ended
                                                                             November 30, 1997     November 30, 1996
--------------------------------------------------------------------------------------------------------------------
OPERATIONS
   Net investment income                                                      $   5,409,331          $   6,698,324
   Net realized gains (losses)                                                    2,527,322               (492,962)
   Net change in unrealized appreciation or depreciation                         (2,818,292)               911,061
--------------------------------------------------------------------------------------------------------------------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                        5,118,361              7,116,423
--------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                         (5,586,340)            (6,725,675)
--------------------------------------------------------------------------------------------------------------------
      TOTAL DISTRIBUTIONS                                                        (5,586,340)            (6,725,675)
--------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
   Net proceeds from sale of 6,170,385 and 2,647,688 shares                      57,996,609             24,310,364
   Net asset value of 594,437 and 727,591 shares issued to
       shareholders in reinvestment of distributions                              5,564,118              6,725,675
   Cost of 5,521,433 and 3,880,061 shares redeemed                              (51,810,405)           (35,771,090)
--------------------------------------------------------------------------------------------------------------------
      INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS          11,750,322             (4,735,051)
--------------------------------------------------------------------------------------------------------------------
      TOTAL INCREASE (DECREASE) IN NET ASSETS                                    11,282,343             (4,344,303)

   NET ASSETS AT BEGINNING OF PERIOD                                             97,084,609            101,428,912
--------------------------------------------------------------------------------------------------------------------

   NET ASSETS AT END OF PERIOD                                                $ 108,366,952          $  97,084,609
                                                                       =============================================
      INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF:                       $     585,418          $     241,062
====================================================================================================================


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                              FINANCIAL HIGHLIGHTS
                           IAI INSTITUTIONAL BOND FUND


 PER SHARE DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
       AND SELECTED INFORMATION FOR EACH PERIOD INDICATED ARE AS FOLLOWS:

                                                           Years ended
                                                           November 30,                  Period from         Period from
                                               -----------------------------------    April 1, 1994 to   November 1, 1993***
                                                   1997        1996         1995     November 30, 1994+   to March 31, 1994
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
     Beginning of period                        $    9.54    $   9.50     $   8.85         $   9.36           $   10.00
----------------------------------------------------------------------------------------------------------------------------

OPERATIONS
     Net investment income                           0.58        0.63         0.62             0.38                0.22
     Net realized and unrealized gains (losses)     (0.04)       0.04         0.66            (0.51)              (0.65)
----------------------------------------------------------------------------------------------------------------------------
         TOTAL FROM OPERATIONS                       0.54        0.67         1.28            (0.13)              (0.43)
----------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                          (0.59)      (0.63)       (0.63)           (0.38)              (0.21)
----------------------------------------------------------------------------------------------------------------------------
         TOTAL DISTRIBUTIONS                        (0.59)      (0.63)       (0.63)           (0.38)              (0.21)
----------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
     End of period                              $    9.49    $   9.54     $   9.50         $   8.85            $   9.36
============================================================================================================================

Total investment return*                             5.97%       7.44%       14.95%           (1.44%)             (4.35%)

Net assets at end of period (000's omitted)     $ 108,367    $ 97,085     $101,429         $ 73,724            $ 31,478

RATIOS
     Expenses to average daily net assets            0.50%       0.50%        0.50%            0.50%**             0.50%**
     Net investment income to average
         daily net assets                            6.19%       6.75%        6.76%            6.42%**             5.84%**
     Portfolio turnover rate
         (excluding short-term securities)          511.0%      323.0%       358.8%           235.1%              127.1%


* TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AT NET ASSET VALUE.
**  ANNUALIZED
*** COMMENCEMENT OF OPERATIONS
+   REFLECTS FISCAL YEAR-END CHANGE FROM MARCH 31 TO NOVEMBER 30.

                          NOTES TO FINANCIAL STATEMENTS
                           IAI INSTITUTIONAL BOND FUND


                                NOVEMBER 30, 1997


[1]  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The IAI Mutual Funds are registered under the Investment Company Act of 1940 (as amended) as diversified, open-end management investment companies. IAI Institutional Bond Fund is a separate portfolio of IAI Investment Funds I, Inc. The Fund's investment objective is to provide shareholders with a high level of total return derived from a combination of capital appreciation and current income. The Fund pursues its objective by investing primarily in a diversified portfolio of U.S. Government securities and investment- and non-investment-grade bonds and other debt securities of similar quality. This report covers only the IAI Institutional Bond Fund (the Fund).

Significant accounting policies followed by the Fund are summarized below:

SECURITY VALUATION

Investments in securities traded on national securities or international exchanges are valued at the last reported sales price at the close of each business day. Securities traded on the over-the-counter market are valued at the last reported sales price or if the last sales price is not available, the last reported bid price. Such valuations are obtained from pricing services or are supplied by dealers.

Debt securities for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith using consistently applied procedures under the general supervision of the Board of Directors.

Short-term securities with maturities of 60 days or less from the date of initial acquisition are valued at amortized cost. Those with maturities greater than 60 days from the date of initial acquisition are marked-to-market on a daily basis.

SECURITIES PURCHASED ON A WHEN-ISSUED BASIS

Delivery and payment for securities which have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities are subject to market fluctuations and the Fund maintains, in a segregated account, assets with a market value equal to the amount of its purchase commitments.

FUTURES AND OPTIONS CONTRACTS

In order to increase exposure to and hedge against changes in the market, the Fund may buy and sell futures contracts and options. The risk of entering into futures and option contracts include the possibility that changes in the value of these contracts may not correlate with changes in the underlying security.

                          NOTES TO FINANCIAL STATEMENTS
                           IAI INSTITUTIONAL BOND FUND


                                NOVEMBER 30, 1997


[1]  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT.)

Futures contracts are valued at the settlement price of the exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities into a segregated account, which represents the initial margin, which is equal to a certain percentage of the contract value. Subsequent changes in the value of the contract, or variation margin, are recorded daily as unrealized gains or losses. Variation margin is paid or received in cash daily by the Fund. The Fund realizes a gain or loss when the contract is closed or expires.

Options traded on an exchange are valued using the last sale price, and those traded over-the-counter are valued using dealer-supplied valuations, resulting in unrealized appreciation or depreciation being recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

The Fund invests in foreign securities. The market value of securities and other assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the closing rate of exchange. Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date and are recorded in realized and unrealized appreciation or depreciation on foreign currency contracts.

Exchange gains and losses may also be realized between the trade and settlement dates on security and foreign currency contract transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

FEDERAL TAXES

Since it is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders, no provision for income taxes is required. In order to avoid the payment of any federal excise taxes, the Fund is required to distribute substantially all of its net investment income and net realized gains on a calendar year basis.

                          NOTES TO FINANCIAL STATEMENTS
                           IAI INSTITUTIONAL BOND FUND


                                NOVEMBER 30, 1997


[1]  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT.)

Net investment income and net realized gains differ for financial statement and tax purposes primarily because of recognition of certain foreign currency gains and losses as ordinary income and the deferral of "wash sale" losses for tax purposes. The character of distributions made during the year for net investment income or net realized gains may also differ from its ultimate characterization for tax purposes.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $521,365 and accumulated net realized gains have been decreased by $521,365.

For federal income tax purposes, the Fund has a capital loss carry-over of approximately $193,000 at November 30, 1997, which, if not offset by subsequent capital gains, will expire in 2002. It is unlikely the Board of Directors will authorize a distribution of any net realized gains until the available capital loss carryover is offset or expires.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

The Fund records security transactions on trade date, the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. The Fund amortizes discount purchased on long-term bonds using the level yield method of amortization. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded on the record date. Distributions from net investment income are made monthly. Capital gains, if any, are primarily distributed as of the end of the calendar year. Additional capital gains distributions as needed to comply with federal tax regulations are distributed during the year.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

                          NOTES TO FINANCIAL STATEMENTS
                           IAI INSTITUTIONAL BOND FUND


                                NOVEMBER 30, 1997


[2]   COMMITMENTS AND CONTINGENCIES

For purposes of obtaining certain types of insurance coverage for the Fund and its officers and directors, the Fund is a policyholder in an industry-sponsored mutual insurance company (the Company). Also, the Fund is committed to make capital contributions, if requested by the Company.

The Fund has available a $30,000,000 line of credit with a bank at the prime interest rate. To the extent funds are drawn against the line, securities are held in a segregated account. No compensating balances or commitment fees are required under the line of credit. During the year ended November 30, 1997, the Fund paid $5,692 in interest on the line of credit at an average rate of 8.50%. There were no borrowings outstanding at November 30, 1997.

[3]   FEES AND EXPENSES

Under terms of the Fund's Management Agreement, Investment Advisers, Inc. (Advisers) is required to pay for all expenses of the Fund, except certain costs (primarily those incurred in the purchase and sale of assets, taxes, interest and extraordinary expenses), in return for the Fund paying an all inclusive management fee (unified fee) to Advisers. The fee is equal to an annual rate of 0.50% of average daily net assets and is paid monthly. The Management Agreement further provides that Advisers will reimburse the Fund for the fees and expenses it pays to Directors who are not "interested persons" of the Fund or reduce its fee by an equivalent amount.

                          NOTES TO FINANCIAL STATEMENTS
                           IAI INSTITUTIONAL BOND FUND


[4]   PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 1997, purchases of securities and sales proceeds, other than investments in short-term securities, for the Fund aggregated $451,159,137 and $438,634,025, respectively.

[5]   OPEN FUTURES CONTRACTS

The financial futures contracts shown below were open as of November 30, 1997. The market value of securities deposited to cover initial margin requirements for the open positions at November 30, 1997, was $299,874. The unrealized appreciation on these contracts is included in unrealized appreciation or depreciation on investment securities.


INSTITUTIONAL BOND FUND                         FUTURES
-------------------------------------------------------------------------------------------
                      Number of     Expiration                    Market        Unrealized
         Type         Contracts        Month       Position        Value       Appreciation
-------------------------------------------------------------------------------------------
U.S. Treasury Bond       25        December 1997     Short     $  2,979,688      $   3,719
===========================================================================================


                          NOTES TO FINANCIAL STATEMENTS
                           IAI INSTITUTIONAL BOND FUND


[6]   OPTIONS CONTRACTS WRITTEN

During the year ended November 30, 1997, Institutional Bond Fund wrote the following options on futures:

CALL OPTIONS
---------------------------------------------------------------------------
                                 Number of Contracts              Premium
---------------------------------------------------------------------------
  Outstanding at 11/30/96                --                    $       --
  Opened                                270                       105,872
  Expired                              (225)                      (83,078)
  Closed                                (45)                      (22,794)
  Exercised                              --                            --
---------------------------------------------------------------------------
  Outstanding at 11/30/97                --                    $       --
===========================================================================

PUT OPTIONS
---------------------------------------------------------------------------
                                 Number of Contracts              Premium
---------------------------------------------------------------------------
  Outstanding at 11/30/96                --                    $       --
  Opened                                160                        70,988
  Expired                              (160)                      (70,988)
  Closed                                 --                            --
  Exercised                              --                            --
---------------------------------------------------------------------------
  Outstanding at 11/30/97                --                    $       --
===========================================================================

[7]   FOREIGN CURRENCY EXCHANGE CONTRACTS

At November 30, 1997, the Fund had entered into foreign currency exchange contracts. The unrealized appreciation on those contracts at November 30, 1997, is included in unrealized appreciation or depreciation on other assets and liabilities denominated in foreign currency. The terms of the open contracts are as follows:


Exchange Date     Currency to be Delivered      Currency to be Received      Unrealized Appreciation
----------------------------------------------------------------------------------------------------
  12/01/97      2,573,540 Canadian Dollars       1,807,934  U.S. Dollars            $      38
  12/02/97      4,800,000 New Zealand Dollars    3,005,760  U.S. Dollars               45,549
  12/22/97      3,900,000 Canadian Dollars       2,758,065  U.S. Dollars               14,268
----------------------------------------------------------------------------------------------------
                                                                                    $  59,855
====================================================================================================


                          INDEPENDENT AUDITORS' REPORT
                           IAI INSTITUTIONAL BOND FUND


THE BOARD OF DIRECTORS AND SHAREHOLDERS
IAI INVESTMENT FUNDS I, INC.:

We have audited the accompanying statement of assets and liabilities, including the fund portfolio, of IAI Institutional Bond Fund (a portfolio within IAI Investment Funds I, Inc.) as of November 30, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for the periods presented on page 15 of the annual report. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, we request confirmations from brokers and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of IAI Institutional Bond Fund at November 30, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.



KPMG Peat Marwick LLP
Minneapolis, Minnesota
January 9, 1998

                             FEDERAL TAX INFORMATION
                           IAI INSTITUTIONAL BOND FUND


We are required by federal tax regulations to provide shareholders with certain information regarding dividend distributions paid during our fiscal year. The figures provided are for informational purposes only and should not be used for reporting to federal or state revenue agencies. You will receive all necessary tax information on Form 1099-DIV, Dividends and Distributions, in January of each year.

IAI INSTITUTIONAL BOND FUND

                                TAX INFORMATION:

--------------------------------------------------------------------------------
        Payable Date                                         Ordinary Income (A)
--------------------------------------------------------------------------------
       DECEMBER 1996                                            $     .0971
       JANUARY 1997                                                   .0480
       FEBRUARY 1997                                                  .0400
       MARCH 1997                                                     .0300
       APRIL 1997                                                     .0350
       MAY 1997                                                       .0430
       JUNE 1997                                                      .0530
       JULY 1997                                                      .0630
       AUGUST 1997                                                    .0550
       SEPTEMBER 1997                                                 .0520
       OCTOBER 1997                                                   .0380
       NOVEMBER 1997                                                  .0400
================================================================================
                                                                $     .5941

(A) INCLUDES DISTRIBUTIONS OF SHORT-TERM CAPITAL GAINS, IF ANY, WHICH ARE TAXABLE AS ORDINARY INCOME. 3.50% OF ORDINARY INCOME DISTRIBUTIONS QUALIFY FOR DEDUCTION BY CORPORATIONS.

                             IAI MUTUAL FUND FAMILY


TO DIVERSIFY YOUR PORTFOLIO, PLEASE CONSIDER ALL OF THE MUTUAL FUNDS IN OUR FUND FAMILY


                                                      SECONDARY
IAI FUND                      PRIMARY OBJECTIVE       OBJECTIVE               PORTFOLIO COMPOSITION
------------------------------------------------------------------------------------------------------------------------------------
IAI DEVELOPING                Capital Appreciation      --                    Equity securities of companies in developing countries
COUNTRIES FUND

------------------------------------------------------------------------------------------------------------------------------------

IAI INTERNATIONAL FUND        Capital Appreciation    Income                  Equity securities of non-U.S. companies

------------------------------------------------------------------------------------------------------------------------------------

IAI EMERGING GROWTH FUND      Capital Appreciation      --                    Common stocks of small- to medium-sized emerging
                                                                              growth companies

------------------------------------------------------------------------------------------------------------------------------------

IAI CAPITAL                   Capital Appreciation      --                    Common stocks of small- to medium-sized growth
APPRECIATION FUND                                                             companies

------------------------------------------------------------------------------------------------------------------------------------

IAI MIDCAP GROWTH FUND        Capital Appreciation      --                    Common stocks of medium-sized growth companies

------------------------------------------------------------------------------------------------------------------------------------

IAI REGIONAL FUND             Capital Appreciation      --                    Common stocks of Upper Midwest companies

------------------------------------------------------------------------------------------------------------------------------------

IAI GROWTH FUND               Capital Appreciation      --                    Common stocks with potential for above-average growth
                                                                              and appreciation

------------------------------------------------------------------------------------------------------------------------------------

IAI VALUE FUND                Capital Appreciation      --                    Common stocks which are considered to be undervalued

------------------------------------------------------------------------------------------------------------------------------------

IAI GROWTH AND INCOME FUND    Capital Appreciation    Income                  Common stocks with potential for long-term
                                                                              appreciation, and common stocks that are expected to
                                                                              produce income
------------------------------------------------------------------------------------------------------------------------------------

IAI BALANCED FUND             Total Return            Income                  Common stocks, investment-grade bonds and short-term
                              [CAPITAL APPRECIATION                           instruments
                               + INCOME]
------------------------------------------------------------------------------------------------------------------------------------

IAI BOND FUND                 Income                  Capital Preservation    Investment-grade bonds

------------------------------------------------------------------------------------------------------------------------------------

IAI GOVERNMENT FUND           Income                  Capital Preservation    U.S. Government securities

------------------------------------------------------------------------------------------------------------------------------------

IAI RESERVE FUND              Stability/Liquidity     Income                  The portfolio has a maximum average maturity of 25
                                                                              months, investing primarily in investment-grade bonds
------------------------------------------------------------------------------------------------------------------------------------

IAI MONEY MARKET FUND         Stability/Liquidity     Income                  The portfolio's average dollar-weighted maturity is
                                                                              less than 90 days, investing in high quality, money
                                                                              market securities
------------------------------------------------------------------------------------------------------------------------------------


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



                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                               INVESTMENT ADVISER
                                   AND MANAGER
                            Investment Advisers, Inc.
                                  P.O. Box 357
                         Minneapolis, MN 55440-0357 USA
                                  800.945.3863
                                  612.376.2700
                             http://www.iaifunds.com


                                    CUSTODIAN
                          Norwest Bank Minnesota, N.A.
                               Sixth and Marquette
                              Minneapolis, MN 55479


                                  LEGAL COUNSEL
                              Dorsey & Whitney LLP
                             220 South Sixth Street
                              Minneapolis, MN 55402


                              INDEPENDENT AUDITORS
                              KPMG Peat Marwick LLP
                               4200 Norwest Center
                              Minneapolis, MN 55402


                                    DIRECTORS
                                 Madeline Betsch
                               W. William Hodgson
                                 George R. Long
                                  Noel P. Rahn
                                J. Peter Thompson
                               Charles H. Withers

                                     [LOGO]
                                       IAI
                                  MUTUAL FUNDS


   3700 FIRST BANK PLACE, P.O. BOX 357, MINNEAPOLIS, MINNESOTA 55440-0357 USA
                                FAX 612.376.2737

                                  800.945.3863
                                  612.376.2700